Exhibit 99.3
2Q 2023 Earnings Call 19 May 2023 20 Exhibit 99.3 (Furnished herewith)

2 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Safe Harbor Statement and Disclosures This earnings call and accompanying materials may include forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “forecast,” “guidance,” “project,” “target,” “outlook,” “prospects,” “expect,” “estimate,” “will,” “goal,” “plan,” “anticipate,” “intend,” “predict,” “believe,” “likely,” “future,” “could,” “may,” or other similar words or phrases, including the negative variations of such words or phrases. Examples of forward-looking statements include, among others, comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact the company’s businesses and customers. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of the company’s control causing actual results to differ materially from those projected in these forward-looking statements. Among these factors are risks related to changes in U.S. and international laws and regulations, the political and economic geographies in which we operate, international conflicts, adverse macroeconomic conditions impacting consumer practices, including demand for John Deere products and changes in climate patterns. For a discussion of some of these risks and uncertainties see “Item 1A Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the U.S. Securities and Exchange Commission. Investors should refer to and consider the information on risks and uncertainties in addition to the information presented here. All forward-looking statements made in this earnings call and accompanying materials are based only on information currently available and speaks only as of the date on which it is made. You should not place undue reliance on forward-looking statements. The company, except as required by law, undertakes no obligation to update or revise any forward-looking statements whether as a result of new developments or otherwise. This earnings call and accompanying materials may contain non-GAAP financial measures. Non-GAAP measures should be viewed as a supplement to and not in isolation from or as a substitute for the Company’s GAAP measures of performance and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. 21

3 John Deere | 2Q 2023 Earnings Call | May 19, 2023 2Q 2023 Results ($ millions except where noted) $13,370 $17,387 2Q 2022 2Q 2023 $12,034 $16,079 2Q 2022 2Q 2023 $2,098 $2,860 2Q 2022 2Q 2023 $6.81 $9.65 2Q 2022 2Q 2023 34% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 30% 36% 42% 22

4 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Production and Precision Ag 2Q 2023 Results $ in millions $5,117 $7,822 2Q 2022 2Q 2023 Net Sales 53% Operating Profit Comparison $2,170 $552 $46 ($93) $1,057 $1,043 ($90) ($70) ($120) ($155) 2Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2023 23

5 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Small Ag and Turf 2Q 2023 Results $ in millions $3,570 $4,145 2Q 2022 2Q 2023 Net Sales 16% Operating Profit Comparison $849 $89 $1 ($20) $520 $442 ($21) ($7) ($92) ($63) 2Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2023 24

6 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Ag and Turf Industry Outlook (in units) – FY 2023 Source: Deere & Company forecast as of 19 May 2023 U.S. and CANADA LARGE AG ~10% EUROPE AG Flat to up 5% SOUTH AMERICA AG (tractors and combines) Flat U.S. and CANADA SMALL AG and TURF Down ~5% ASIA AG Down moderately 25

7 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Production and Precision Ag Business Segment Outlook Source: Deere & Company forecast as of 19 May 2023 19.9% FY 2022 FY 2023 Fcst $22,002 FY 2022 FY 2023 Fcst Net Sales 25-26% Operating Margin ~20% 26

8 John Deere | 2Q 2023 Earnings Call | May 19, 2023 $13,381 FY 2022 FY 2023 Fcst Small Ag and Turf Business Segment Outlook Source: Deere & Company forecast as of 19 May 2023 14.6% FY 2022 Fcst FY 2023 Fcst ~5% 15.5-16.5% Net Sales Operating Margin 27

9 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Construction and Forestry 2Q 2023 Results $ in millions $3,347 $4,112 2Q 2022 2Q 2023 Net Sales 23% Operating Profit Comparison $838 $159 ($18) ($187) ($41) ($279) $814 $426 ($5) ($31) 2Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2023 28

10 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Construction and Forestry Industry Outlook (in units) – FY 2023 Source: Deere & Company forecast as of 19 May 2023 NORTH AMERICA COMPACT CONSTRUCTION EQUIPMENT Flat to up 5% GLOBAL FORESTRY Flat NORTH AMERICA CONSTRUCTION EQUIPMENT Flat to up 5% GLOBAL ROADBUILDING Flat 29

11 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Construction and Forestry Business Segment Outlook Source: Deere & Company forecast as of 19 May 2023 16.1% FY 2022 FY 2023 Fcst $12,534 FY 2022 FY 2023 Fcst ~15% 18-19% Net Sales Operating Margin 30

12 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Financial Services Net Income – Results and Outlook Source: Deere & Company forecast as of 19 May 2023 $208 $28 2Q 2022 2Q 2023 Quarter Results Fiscal Year Outlook $880 $630 FY 2022 FY 2023 Fcst ~ * * Includes $135 million non-cash accounting correction 31

13 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Financial Services Credit Performance (% of average portfolio) ~ * 2022 and 2023 data exclude Russia -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2008 2011 2014 2017 2020 2023 FC Provision Write-Offs 15-year Average Provision 15-year Average Write-Offs 32

14 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) $9.25-9.5B 23-25% FY 2023 FORECAST Net Operating Cash Flow* $10.0-10.5B *Equipment Operations Source: Deere & Company forecast as of 19 May 2023 33

15 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Appendix 34

16 John Deere | 2Q 2023 Earnings Call | May 19, 2023 ($ millions) 2Q 2023 FY 2023 Forecast Cost of Sales (percent of Net Sales) 67% ~68% Selling, Administrative and General Expenses 24% ~17% Research and Development Expenses 21% ~14% Capital Expenditures ~ $1,500 Pension/OPEB Expenses ~ $190 Pension/OPEB Contributions ~ $200 Other Financial Information Equipment Operations Source: Deere & Company forecast as of 19 May 2023 35

17 John Deere | 2Q 2023 Earnings Call | May 19, 2023 April 2023 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 20% More than the industry 2WD Tractors (40 < 100 PTO hp) 12% More than the industry 2WD Tractors (100+ PTO hp) Flat High single digit 4WD Tractors 66% More than the industry Combines 70% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2023 2022 2WD Tractors (100+ PTO hp) 29% 22% Combines 23% 17% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 36

18 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment Low single digit Construction and Forestry First-in-the-Dirt Settlements Low single digit Single digit April 2023 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Flat Combines Double digits * Based on internal sales reports 37

19 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Deere Use-of-Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 38

20 John Deere | 2Q 2023 Earnings Call | May 19, 2023 Deere & Company’s 3Q 2023 earnings call is scheduled for 9:00 a.m. Central Time on Friday, 18 August 2023. 39

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